FIRST AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT
                            OF LIMITED PARTNERSHIP OF
                   KETTLE RIVER TOWNHOMES LIMITED PARTNERSHIP


     This First Amendment to the Amended and Restated Agreement of Kettle River Townhomes Limited Partnership, a Minnesota limited partnership ("First Amendment") is being entered into effective as of the date written below by and between CURTIS G. CARLSON CO., INC. ("CGC"), a Minnesota corporation, M.F. CARLSON CO., INC. ("MFC"), a Minnesota corporation, and ROBERT B. CARLSON CO., INC. ("RBC"), a Minnesota corporation, collectively as the general partners (the "General Partner"), WNC Housing Tax Credit Fund VI, L.P. Series 12, a California limited partnership as the limited partner (the "Limited Partner"), WNC Housing, L.P., a California limited partnership as the special limited partner (the "Special Limited Partner") and WNC Holding LLC, a California limited liability company as the withdrawing limited partner ("WNC Holding"). The General Partner, Limited Partner, Special Limited Partner and WNC Holding may collectively be referred to as the Partners or may individually be referred to as a Partner.

                                    RECITALS

     WHEREAS, Kettle River Townhomes Limited Partnership, a Minnesota limited partnership (the "Partnership") recorded a certificate of limited partnership with the Minnesota Secretary of State on April 12, 2004. An agreement of limited partnership dated March 29, 2004 was entered into by and between the General Partner and the Original Limited Partners (the Original Partnership Agreement")

     WHEREAS, on December 14, 2004, the Original Partnership Agreement was amended and restated to provide, in part, for the withdrawal of the original limited partner, and for the admission of WNC Holding as the limited partner and the Special Limited Partner (the "Amended and Restated Partnership Agreement"). Any capitalized terms not defined in this First Amendment shall have the meaning ascribed in the Amended and Restated Partnership Agreement.

     WHEREAS, WNC Holding hereby agrees to withdraw as a limited partner in the Partnership and to have no further rights, title or interest in the Partnership and the Partnership agrees to permit the withdrawal of WNC Holding.

     WHEREAS, the General Partner and the Special Limited Partner agree to admit WNC Housing Tax Credit Fund VI, L.P. Series 12 as the limited partner in the Partnership in exchange for its agreement to contribute capital to the Partnership and WNC Housing Tax Credit Fund VI, L.P. Series 12 agrees to accept all the rights, title, interest and obligations of the limited partner specified in the Amended and Restated Partnership Agreement and to be bound by the terms and conditions specified in the Amended and Restated Partnership Agreement.

     NOW THEREFORE, in consideration of the foregoing Recitals, which are a part of this Amendment, and the mutual promises, covenants and undertakings herein


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contained,  and for other  good and  valuable  consideration,  the  receipt  and sufficiency of which are hereby acknowledged, the Partners do hereby agree to amend, in part, the Amended and Restated Partnership Agreement as follows:

The definition of "Limited Partner" in Article I of the Partnership Agreement is amended in its entirety to provide:

     "Limited Partner" shall mean WNC Housing Tax Credit Fund VI L.P., Series 12, a California limited partnership, and such other Persons as are admitted to the Partnership as additional or Substitute Limited Partners pursuant to this Agreement.

     Section 17.3 of the Amended and Restated Partnership Agreement is amended in its entirety to provide:

     Section 17.3 Notices.

     Any notice given pursuant to this Agreement may be served personally on the Partner to be notified, or may be sent by overnight courier, or may be mailed, first class postage prepaid, or by certified mail, to the following address, or to such other address as a party may from time to time designate in writing:

     To the General Partner:                Curtis G. Carlson Co., Inc.
                                            32 - 10th Avenue South
                                            Hopkins, MN  55343

                                            M.F. Carlson Co., Inc. 32 -
                                            10th Avenue South Hopkins,
                                            MN 55343

                                            Robert B. Carlson Co., Inc.
                                            32 - 10th Avenue South
                                            Hopkins, MN  55343

     To the Limited Partner:                WNC Housing Tax Credit Fund VI, L.P.
                                            Series 12
                                            c/o WNC & Associates, Inc.
                                            17782 Sky Park Circle
                                            Irvine, CA  921214
                                            Attn:  David N. Shafer

     To the Special Limited Partner:        WNC Housing, L.P.
                                            17782 Sky Park Circle
                                            Irvine, CA  921214
                                            Attn:  David N. Shafer



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All references to WNC Holding, LLC in the Related Agreements are amended to refer to WNC Housing Tax Credit Fund VI, L.P. Series 12, a California limited partnership, the Limited Partner.

         The Partnership shall be continued pursuant to the Act and on the same terms and conditions as set forth in the Amended and Restated Partnership Agreement amended only as specifically set forth herein.



















                      [Signatures being on following page]












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         IN WITNESS WHEREOF, this First Amendment to the Amended and Restated
Agreement of Limited Partnership of Kettle River Townhomes Limited Partnership, a Minnesota limited partnership, is made and entered into as of January 3, 2005.


                                 GENERAL PARTNER:

                                 Curtis G. Carlson Co., Inc.


                                 By:   /s/ CURTIS G. CARLSON
                                       Curtis G. Carlson
                                       General Partner

                                 M.F. Carlson Co., Inc.


                                 By:   /s/ MARK F. CARLSON
                                       Mark F. Carlson
                                       General Partner

                                 Robert B. Carlson Co., Inc.


                                 By:   /s/ ROBERT B. CARLSON
                                       Robert B. Carlson
                                       General Partner



                                 WITHDRAWING LIMITED PARTNER:

                                 WNC Holding, LLC

                                 By:   WNC & Associates, Inc.,
                                       Managing Member

                                       By:   /s/ DAVID N. SHAFER
                                             David N. Shafer,
                                             Executive Vice President

                                 LIMITED PARTNER:

                                 WNC Housing Tax Credit Fund VI, L.P. Series 12

                                 By:   WNC National Partners, LLC,
                                       General Partner

                                       By:   WNC & Associates, Inc.,
                                             Managing Member

                                             By:   /s/ DAVID N. SHAFER
                                                   David N. Shafer,
                                                   Executive Vice President


                                 SPECIAL LIMITED PARTNER:

                                 WNC Housing, L.P.

                                 By:   WNC & Associates, Inc.,
                                       General Partner

                                       By:   /s/ DAVID N. SHAFER
                                             David N. Shafer,
                                             Executive Vice President